MUTUAL OF AMERICA INVESTMENT CORPORATION

                      Supplement, dated August 7, 2002, to
             Statement of Additional Information, dated May 1, 2002

Mutual of America Investment Corporation modifies the first sentence on page 26 of its Statement of Additional Information, dated May 1, 2002, to read as follows:

      Composite Fund: Performance is compared to the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the 90-day Treasury bill rate, beginning in the year 2002.